SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2009

LASALLE HOTEL PROPERTIES

(Exact name of registrant specified in its charter)

Maryland	1-14045	36-4219376
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with its expected filing of a shelf registration statement on Form S-3, LaSalle Hotel Properties (NYSE:LHO) has adjusted its consolidated financial statements and notes thereto that were previously filed in its 2008 Annual Report on Form 10-K in order to retroactively apply certain new accounting standards that were adopted on January 1, 2009.

On January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160 (“FAS 160”), Noncontrolling Interests in Consolidated Financial Statements. FAS 160 requires noncontrolling interests (previously referred to as minority interests) to be reported as a component of total equity, which changes the presentation of the noncontrolling interests in the December 31, 2008 and December 31, 2007 consolidated balance sheets and statements of operations and equity for the years ended December 31, 2008, 2007 and 2006, from what was previously reported.

On January 1, 2009, the Company adopted Financial Accounting Standards Board Staff Position on Emerging Issues Task Force Issue 03-6, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), which has been applied retrospectively to calculations of basic and diluted earnings per common share for the years ended December 31, 2008, 2007 and 2006. FSP EITF 03-6-1 clarifies that unvested share-based payment awards that contain non-forfeitable rights to dividends are considered participating securities and should be included in the calculation of basic earnings per share using the two-class method prescribed by Statement of Financial Accounting Standards No.128, Earnings per Share.

Management does not believe that the adjustments in accordance with FAS 160 and FSP EITF 03-6-1 have a material effect on the Company’s selected financial data or management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2008, 2007 and 2006 as previously reported in our 2008 Annual Report on Form 10-K. The Company is not revising its selected financial data or management’s discussion and analysis included in its 2008 Annual Report on Form 10-K given the insignificance of the reclassified and revised amounts.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report.

Exhibit Number	Description

12.1	Computation of the Registrant’s Ratios of Earnings to Combined Fixed Charges and Preferred Share Dividends

23.1	Consent of KPMG LLP

99.1	Report of KPMG LLP

99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements as of December 31, 2008 and 2007 and for the Years Ended December 31, 2008, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

By:	/S/ HANS S. WEGER
Hans S. Weger
Executive Vice President, Treasurer and Chief Financial Officer

Dated: November 23, 2009

EXHIBIT INDEX

Exhibit Number	Description

12.1	Computation of the Registrant’s Ratios of Earnings to Combined Fixed Charges and Preferred Share Dividends

23.1	Consent of KPMG LLP

99.1	Report of KPMG LLP

99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements as of December 31, 2008 and 2007 and for the Years Ended December 31, 2008, 2007 and 2006

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